Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as August 11, 2026, between CleanCore Solutions, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to an effective registration statement under the Securities Act (as defined below), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.5.

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“CMPO” shall have the meaning ascribed to such term in Section 3.2(f).

“Capital Markets Advisor” means Cantor Fitzgerald & Co.

“Closing” means the closing of the purchase and sale of the Purchased Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the respective Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Purchased Securities, in each case, have been satisfied or waived, but in no event later than the first (1st) Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the shares of the Company’s Class B common stock, par value $0.0001 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Common Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, in the form of Exhibit B attached hereto.

“Common Warrant Shares” means the shares of Common Stock issuable upon exercise of the Common Warrants.

“Company Counsel” means Lucosky Brookman LLP, 101 Wood Avenue South, Woodbridge, NJ 08830.

“Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent, and (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed as to an earlier time by the Placement Agent.

“Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) Common Stock or options or other equity awards to employees, officers, consultants or directors of the Company pursuant to any equity incentive plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors; provided, however, that any securities issued to consultants under this clause (a) are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11 herein, (b) securities issued upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities, and (c) securities issued pursuant to license agreements, acquisitions or strategic transactions approved by a majority of disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period in Section 4.11 herein and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Indebtedness” shall have the meaning ascribed to such term in Section 3.1(aa).

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(p).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Lock-Up Agreement” means the Lock-Up Agreements, dated as of the date hereof, by and among the Placement Agent and each of the Company’s directors and executive officers, in the form of Exhibit C attached hereto.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(n).

“Per Share Purchase Price” equals $0.25 per Share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement, provided that the purchase price per Pre-Funded Warrant shall be the Per Share Purchase Price minus $0.0001.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Curvature Securities, LLC.

“Pre-Funded Warrants” means, collectively, the pre-funded Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, in the form of Exhibit A attached hereto.

“Pre-Funded Warrant Shares” means the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the base prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to each Purchaser prior to or at the Closing, including, but not limited to, any preliminary prospectus supplement, final prospectus supplement, pricing supplement or other supplement to the Prospectus filed in connection with purchase and sale of the Securities hereunder, as the context requires.

“Purchased Securities” means, collectively, the Shares and the Warrants.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

“Registration Statement” means the effective registration statement with the Commission (File No. 333-289867) which registers the sale of the Shares, the Warrants and the Warrant Shares to the Purchasers, and includes any Rule 462(b) Registration Statement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 462(b) Registration Statement” means any registration statement prepared by the Company registering additional Securities, which was filed with the Commission on or prior to the date hereof and became automatically effective pursuant to Rule 462(b) promulgated by the Commission pursuant to the Securities Act.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities” means the Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Company as set forth in the SEC Reports, and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Sullivan” means Sullivan & Worcester LLP with offices located at 1251 Avenue of the Americas, 19th floor, New York, New York 10020.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Lock-Up Agreements, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Securities Transfer Corporation, the current transfer agent of the Company, with a mailing address of 901 N Dallas Parkway, Suite 380, Plano, Texas 75093 and a telephone number of (469) 633-0101, and any successor transfer agent of the Company.

“Warrants” means the Pre-Funded Warrants and the Common Warrants.

“Warrant Shares” means the Pre-Funded Warrant Shares and the Common Warrant Shares.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. For the avoidance of doubt, this Agreement applies solely to those investors executing this Agreement as Purchasers. The Company may sell additional Securities in the offering to other investors pursuant to the Prospectus Supplement without execution of this Agreement by such investors. Notwithstanding anything to the contrary contained herein, the aggregate Subscription Amount of each Purchaser executing this Agreement shall be not less than $500,000, unless otherwise approved by the Company and the Placement Agent. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $100,000,000.00 of Shares and, where applicable, Pre-Funded Warrants; provided, however, that, to the extent that a Purchaser determines, in its sole discretion, that such Purchaser (together with such Purchaser’s Affiliates, and any Person acting as a group together with such Purchaser or any of such Purchaser’s Affiliates and any other Persons whose beneficial ownership of the Shares would or could be aggregated with the Purchaser’s or any of its Affiliates for the purposes of Section 13(d) of the Exchange Act) would beneficially own in excess of the Beneficial Ownership Limitation, or as such Purchaser may otherwise choose, in lieu of purchasing Shares such Purchaser may elect to purchase Pre-Funded Warrants in lieu of Shares in such manner to result in the same aggregate purchase price being paid by such Purchaser to the Company. The “Beneficial Ownership Limitation” shall be 4.99% (or, at the election of the Purchaser at Closing or on the face of the applicable Pre-Funded Warrant, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Purchased Securities on the Closing Date. Each Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser shall be made available for “Delivery Versus Payment” settlement with the Company or its designee. The Company shall deliver to each Purchaser its respective Shares and the applicable Warrants as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall take place remotely by electronic transfer of the Closing documentation. Unless otherwise directed by the Placement Agent, settlement of the Purchased Securities shall occur via “Delivery Versus Payment” (“DVP”) as follows: (a) with respect to the Shares, at least one Business Day prior to the Closing Date, the applicable Purchaser shall make payment therefor by wire transfer to the Company, and upon receipt of the applicable proceeds by the Company, on the Closing Date, the Company shall deliver the Shares registered in the name of the applicable Purchaser through the Transfer Agent via DRS book-entry procedure or, if elected by such Purchaser, otherwise via The Depositary Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) for the account of the applicable Purchaser and (b) with respect to the Pre-Funded Warrants, at least one Business Day prior to the Closing Date, the applicable Purchaser shall make payment therefor by wire transfer to the Company, and upon receipt of the applicable proceeds by the Company, on the Closing Date, the Company shall deliver to each Purchaser its Pre-Funded Warrants. Notwithstanding anything herein to the contrary, if at any time on or after the time of execution of this Agreement by the Company and an applicable Purchaser, through, and including the time immediately prior to the Closing (the “Pre-Settlement Period”), such Purchaser sells to any Person all, or any portion, of the Purchased Securities to be issued hereunder to such Purchaser at the Closing (collectively, the “Pre-Settlement Securities”), such Purchaser shall, automatically hereunder (without any additional required actions by such Purchaser or the Company), be deemed to be unconditionally bound to purchase, and the Company shall be deemed unconditionally bound to sell, such Pre-Settlement Securities at the Closing; provided, that the Company shall not be required to deliver any Pre-Settlement Securities to such Purchaser prior to the Company’s receipt of the purchase price of such Pre-Settlement Securities hereunder; and provided further that the Company hereby acknowledges and agrees that the foregoing shall not constitute a representation or covenant by such Purchaser as to whether or not during the Pre-Settlement Period such Purchaser shall sell any Purchased Securities to any Person and that any such decision to sell any Purchased Securities by such Purchaser shall solely be made at the time such Purchaser elects to effect any such sale, if any. In the event that the Closing has not occurred within three (3) Business Days after the expected Closing Date, unless otherwise agreed by the Company and a Purchaser solely in relation to such Purchaser’s subscription hereunder, the Company shall, promptly (but no later than one Business Day thereafter) return the previously wired Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by each applicable Purchaser; provided that, unless this Agreement has been terminated pursuant to Section 5.1, such return of funds shall not terminate this Agreement or relieve such Purchaser of its obligation to purchase, or the Company of its obligation to issue and sell, the Securities at Closing.

2.2 Deliveries.

(a) On or prior to the Closing Date (except as indicated below), the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) a legal opinion of Company Counsel, dated as of the Closing Date, substantially in form and substance reasonably satisfactory to the Placement Agent and the Capital Markets Advisor;

(iii) subject to the last sentence of Section 2.1, the Company shall have provided each Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Company’s Chief Executive Officer or Chief Financial Officer;

(iv) subject to the provision of Section 2.1, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via DWAC or DRS book-entry (as specified on the signature page hereto), Shares equal to such Purchaser’s Subscription Amount applicable to the Shares divided by the Per Share Purchase Price, registered in the name of such Purchaser;

(v) if applicable, a Pre-Funded Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to the portion of such Purchaser’s Subscription Amount applicable to Pre-Funded Warrants divided by the Per Share Purchase Price, with an exercise price equal to $0.0001 per share of Common Stock, subject to adjustment therein;

(vi) if applicable, a Common Warrant registered in the name of such Purchaser to purchase such number of shares of Common Stock as set forth therein, duly executed by the Company;

(vii) on the date hereof, the duly executed Lock-Up Agreements; and

(viii) the Prospectus and Prospectus Supplement (which may be delivered in accordance with Rule 172 under the Securities Act).

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company, the following:

(i) this Agreement duly executed by such Purchaser; and

(ii) such Purchaser’s Subscription Amount, which shall be made available for DVP settlement with the Company or its designee in accordance with Section 2.1.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing with respect to each Purchaser are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of such Purchaser contained herein (unless such representation or warranty is as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants and agreements of such Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by such Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless such representation or warranty is as of a specific date therein in which case they shall be accurate in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred after the date of this Agreement any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Purchased Securities at the Closing; and

(vi) the Company shall have filed an additional listing application with the principal Trading Market with respect to the Shares and Warrant Shares.

(vii) after giving effect to the issuance of the Shares pursuant to this Agreement and the sale of additional Securities to other investors pursuant to the Prospectus Supplement, on the Closing Date, no fewer than 502,090,260 shares of Common Stock of the Company will have been issued and outstanding, and all such issued and outstanding shares of Common Stock shall have been issued prior to or contemporaneously with the issuance of the Shares to the Purchasers.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports (other than the risk factors and forward-looking statement disclaimers, except for any factual historical statements contained therein), which SEC Reports shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the SEC Reports, the Company hereby makes the following representations and warranties to each Purchaser, the Placement Agent and the Capital Markets Advisor:

(a) Subsidiaries. All of the direct and indirect material subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and, if applicable under the laws of the jurisdiction in which they were formed, in good standing (or such similar concept) under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, a committee of the Board of Directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary pursuant to, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.4 of this Agreement, (ii) the filing with the Commission of the Prospectus Supplement, (iii) the notice and/or application(s) to the applicable Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and (iv) such filings as are required to be made under applicable state securities laws (collectively, the “Required Approvals”).

(f) Issuance of the Securities; Registration. The Shares and Warrant Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Warrants, when paid for an issued in accordance with this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally and subject to general principles of equity. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved and will keep available from its duly authorized but unissued shares of Common Stock, and at all times will have sufficient authorized but unissued shares of Common Stock to accommodate,the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission. The Company, if required by the rules and regulations of the Commission, shall file the Prospectus Supplement with the Commission pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus, the documents incorporated by reference therein, and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements with respect to the aggregate market value of securities being sold pursuant to this offering, as set forth in General Instruction I.B.1 of Form S-3.

(g) Capitalization. As of July 31, 2026, the Company had 226,112,684 shares of Common Stock outstanding. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options or the granting of restricted stock units, in each case under the Company’s equity incentive plans, the sale and issuance of shares of Common Stock pursuant to that certain Sales Agreement, dated as of June 8, 2026, by and between the Company, the Capital Markets Advisor and the Placement Agent (the “ATM Agreement”), the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Purchased Securities and for equity incentives issued pursuant to the Company’s equity incentive plans, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals, no further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no material outstanding or unresolved comment letters from the staff of the Division of Corporate Finance of the Commission with respect to any of the SEC reports as of the date hereof. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. . No other financial statements or supporting schedules are required to be included pursuant to the Exchange Act. The other financial and statistical information included in the SEC Reports present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements that are included in the SEC Reports and the books and records of the Company. There are no material off-balance sheet transactions, arrangements or obligations (including contingent obligations) of the Company or other persons that would reasonably be expected to result in a Material Adverse Effect.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in the SEC Reports filed subsequent to such audited financial statements or as disclosed to the Purchasers prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day prior to the date that this representation is made.

(j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is threatened or imminent with respect to any of the employees of the Company, which would reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(l) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

(m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”); (ii) have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations, approvals, consents, registrations, licenses, qualifications, certifications and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such certificates, authorizations and permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state, foreign or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance in all material respects.

(p) Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except as would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would reasonably be expected to have a Material Adverse Effect.

(r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any equity incentive plan of the Company.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. Except as set forth in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Company and the Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company has not received any notice of correspondence from its independent registered public accounting firm, governmental entity or other Person relating to any potential material weakness in any part of the internal controls over financial reporting of the Company. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date and except as set forth in the SEC Reports, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

(t) Certain Fees. Except for (i) fees payable to the Placement Agent pursuant to the Placement Agency Agreement, including any selling concessions or fee reallocations contemplated thereby, and (ii) fees payable to the Capital Markets Advisor pursuant to its engagement arrangements with the Company, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor, consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(u) Investment Company. Neither the Company nor any Subsidiary is required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v) Registration Rights. Except as set forth in the SEC Reports, no Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(w) Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. Except as set forth in the SEC Reports, the Company is in compliance with the applicable continued listing requirements of each Trading Market on which the Common Stock is currently listed or quoted, and the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Reports, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(x) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(y) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed by at or prior to the commencement of public marketing of the offering. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the SEC Reports, is true and correct in all material respects as of the date made and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(aa) Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Purchased Securities hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. As of the date hereof, neither the Company nor any Subsidiary has any outstanding secured or unsecured Indebtedness. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payment in excess of $50,000 due under any lease required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(bb) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

(cc) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(dd) Accountants. The Company’s independent registered public accounting firm is TAAD, LLP. To the knowledge and belief of the Company, such accounting firm (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending June 30, 2026.

(ee) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

(ff) Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(gg) Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the Closing of this transaction or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted.  The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(hh) Regulation M Compliance.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the placement of the Securities.

(ii) [Reserved].

(jj) Cybersecurity. To the Company’s knowledge, (i)(x) there has been no security breach or other compromise of or relating to any of the Company’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”), except as would not, individually or in the aggregate, have a Material Adverse Effect and (y) the Company and the Subsidiaries have not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data that would cause a Material Adverse Effect; (ii) the Company and the Subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) the Company and the Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (iv) the Company and the Subsidiaries have implemented backup and disaster recovery technology consistent with commercially reasonable industry standards and practices.

(kk) Compliance with Data Privacy Laws. (i) The Company and the Subsidiaries are, and at all times during the last three (3) years were, in compliance with all applicable state, federal and foreign data privacy and security laws and regulations, including, without limitation, the European Union General Data Protection Regulation (“GDPR”) (EU 2016/679) (collectively, “Privacy Laws”), except as would not, individually or in the aggregate, have a Material Adverse Effect; (ii) the Company and the Subsidiaries have in place, comply with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling and analysis of Personal Data (as defined below) (the “Policies”); (iii) the Company provides accurate notice of its applicable Policies to its customers, employees, third party vendors and representatives as required by the Privacy Laws; and (iv) applicable Policies provide accurate and sufficient notice of the Company’s then-current privacy practices relating to its subject matter, and do not contain any material omissions of the Company’s then-current privacy practices, as required by Privacy Laws. “Personal Data” means (i) a natural person’s name, street address, telephone number, email address, photograph, social security number, bank information, or customer or account number; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; and (iv) any other piece of information that allows the identification of such natural person, or his or her family, or permits the collection or analysis of any identifiable data related to an identified person’s health or sexual orientation. (i) None of such disclosures made or contained in any of the Policies have been inaccurate, misleading, or deceptive in violation of any Privacy Laws and (ii) the execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies.  Neither the Company nor the Subsidiaries (i) to the knowledge of the Company, has received written notice of any actual or potential liability of the Company or the Subsidiaries under, or actual or potential violation by the Company or the Subsidiaries of, any of the Privacy Laws; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

(ll) Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s equity incentive plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(mm) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(nn) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

(oo) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(pp) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

(qq) Other Agreements. Any other subscription agreements entered into with any other investors in connection with such other investor’s direct or indirect investment in the Company reflect the same Purchase Price and substantially the same other material terms and conditions with respect to the purchase of the Securities that are no more favorable in the aggregate to any other purchaser than the material terms of this Agreement are to the Purchaser (other than terms particular to the regulatory requirements of such investor or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Securities).

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company, the Placement Agent and the Capital Markets Advisor as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Understandings or Arrangements. Such Purchaser is acquiring the Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) under the Securities Act.

(d) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Such Purchaser acknowledges and agrees that neither the Placement Agent nor the Capital Markets Advisor, nor any of their respective Affiliates, has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor the Capital Markets Advisor, nor any of their respective Affiliates, has made or makes any representation as to the Company or the quality of the Securities, and the Placement Agent, the Capital Markets Advisor and any of their respective Affiliates may have acquired non-public information with respect to the Company which such Purchaser agrees need not be provided to it.  In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor the Capital Markets Advisor, nor any of their respective Affiliates, has acted as a financial advisor or fiduciary to such Purchaser.

(f) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) or other communication containing the material pricing terms of a confidentially marketed public offering (“CMPO”) or the transactions contemplated hereby from the Company or any other Person representing the Company setting forth the material pricing terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Securities. The Shares, the Warrants and, if all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance or resale of the Warrant Shares or if the Warrant is exercised via cashless exercise, the Warrant Shares issued pursuant to any such exercise, shall be issued free of all legends. If at any time following the date hereof the Registration Statement (or any subsequent registration statement registering the sale or resale of the Warrant Shares) is not effective or is not otherwise available for the sale or resale of the Warrant Shares, the Company shall promptly notify the holders of the Warrants in writing that such registration statement is not then effective and thereafter shall immediately notify such holders when the registration statement is effective again and available for the sale or resale of the Warrant Shares (it being understood and agreed that the foregoing shall not limit the ability of the Company to issue, or any Purchaser to sell, any of the Warrant Shares in compliance with applicable federal and state securities laws). The Company shall use best efforts to keep a registration statement (including the Registration Statement) registering the issuance or resale of the Warrant Shares effective during the term of the Warrants.

4.2 Furnishing of Information. Until the earliest of the time that (i) no Purchaser owns Securities or (ii) the Warrants have expired, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.4 Securities Laws Disclosure; Publicity. The Company shall by the Disclosure Time (a) issue a press release disclosing the material terms of the offering then known and (b) file with the Commission a Prospectus Supplement (or other prospectus supplement materials) relating to the offering. The Company shall file a Current Report on Form 8-K, including the applicable Transaction Documents and such press release as exhibits thereto, within the time required by the Exchange Act. The parties acknowledge and agree that the Prospectus Supplement (or other prospectus supplement materials) and the press release contemplated by this Section 4.4 are intended to publicly disclose any material non-public information disclosed in connection with the CMPO process and that the Current Report on Form 8-K is not intended to be part of the public disclosure package for purposes of such disclosure. From and after the issuance of such press release and the filing of such Prospectus Supplement (or other prospectus supplement materials), the Company represents to the Purchasers that it shall have publicly disclosed all material non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release and the filing of such Prospectus Supplement (or other prospectus supplement materials), the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees, Affiliates or agents, including, without limitation, the Placement Agent, on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate and be of no further force or effect. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) as required by federal securities laws in connection with the filing of final Transaction Documents with the Commission and (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide such Purchaser with prior notice of such disclosure and reasonably cooperate with such Purchaser regarding such disclosure. The parties acknowledge that the offering of the Purchased Securities may be conducted as a CMPO. Upon the issuance of the press release and the filing of the Prospectus Supplement (or other prospectus supplement materials) contemplated by this Section 4.4, the Company shall be deemed to have publicly disclosed all material terms of the offering then known and all material non-public information, if any, disclosed by or on behalf of the Company to the Purchasers in connection with the CMPO process.

4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents and any other material non-public information disclosed to the Purchasers in connection with the CMPO process, which information shall be publicly disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it nor any Person acting on its behalf will provide any Purchaser or its agents or counsel with any material non-public information unless such Purchaser shall have consented in writing to the receipt thereof. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The Company acknowledges that following the public disclosure contemplated by Section 4.4, the Purchasers shall no longer be subject to any contractual confidentiality restrictions imposed by the Company with respect to the information disclosed in connection with the transactions contemplated hereby, provided that nothing herein shall be deemed to modify or limit any obligations arising under applicable securities laws. If the Company, any Subsidiary or any of their respective representatives provides material, non-public information to a Purchaser without such Purchaser’s prior written consent, the Company shall promptly publicly disclose such information and, if required by applicable law, file such information pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. The parties acknowledge and agree that the filing of the Prospectus Supplement or other prospectus supplement materials and issuance of the press release contemplated by Section 4.4 are intended to publicly disclose any material non-public information disclosed to Purchasers in connection with the CMPO process.

4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities in a manner consistent in all material respects with the use of proceeds described in the Prospectus Supplement and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation or (d) in violation of FCPA or OFAC regulations.

4.8 Indemnification of Purchasers. Subject to the provisions of this Section 4.8, the Company will indemnify, to the fullest extent permitted by applicable law, and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners, investment managers, or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct), and (c) in connection with any registration statement of the Company providing for the resale by the Purchasers of the Warrant Shares issued and issuable upon exercise of the Warrants, the Company will indemnify each Purchaser Party, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses, as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in such registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Purchaser Party furnished in writing to the Company by such Purchaser Party expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any applicable state or non-U.S. securities law, or any rule or regulation thereunder in connection therewith. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel reasonably acceptable to the Purchaser Party or (iii) in such action there is, in the reasonable opinion of counsel a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any such Purchaser Party’s representations, warranties or covenants under the Transaction Documents, as determined by a final, non-appealable judgment of a court of competent jurisdiction. The Company shall not, without the prior written consent of the Purchaser Party, effect any settlement of any pending or threatened action or proceeding in respect of which any Purchaser Party is or could have been a party and indemnity could have been sought hereunder by such Purchaser Party, unless such settlement includes an unconditional release of such Purchaser Party from all liability on claims that are the subject matter of such proceeding and does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any Purchaser Party. The indemnification required by this Section 4.8 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

4.9 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

4.10 Listing of Common Stock. The Company hereby agrees to use commercially reasonable best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Market and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

4.11 Subsequent Equity Sales.

(a) From the date hereof until ninety (90) days after the Closing Date, neither the Company nor any Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the Prospectus Supplement, or other than a registration statement on Form S-8 in connection with the Company’s existing equity incentive plans.

(b) From the date hereof until 180 days after the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit whereby the Company may issue securities at a future determined price regardless of whether shares pursuant to such agreement have actually been issued and regardless of whether such agreement is subsequently canceled. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages; provided, however, that commencing ninety (90) days after the Closing Date, the Company’s issuance of Common Stock or Common Stock Equivalents pursuant to an “at the market offering” facility including the Placement Agent as sales agent shall not be deemed a Variable Rate Transaction.

(c) Notwithstanding the foregoing, this Section 4.11 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

4.12 [Reserved].

4.13 Equal Treatment of Purchasers. No consideration (including any modification of the Transaction Documents) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.14 Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing as of the time such Purchaser first receives material non-public information relating to the transactions contemplated hereby, including any material pricing information regarding the CMPO process, and ending at such time as the transactions contemplated hereby are first publicly disclosed by the Company pursuant to Section 4.4.  Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such public disclosure pursuant to Section 4.4, such Purchaser will maintain the confidentiality of the existence and terms of this transaction (other than as disclosed to its legal and other representatives).  Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company following the public disclosure contemplated by Section 4.4, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws following the public disclosure contemplated by Section 4.4 and (iii) no Purchaser shall have any duty of confidentiality or duty not to trade in the securities of the Company to the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, Affiliates, or agent, including, without limitation, the Placement Agent, following the public disclosure contemplated by Section 4.4.  Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

4.15 Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.16 Lock-Up Agreements. The Company shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements (or any substantially similar lock-up agreements signed by transferees of the initial parties to the Lock-Up Agreements) except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement (or any substantially similar lock-up agreements signed by transferees of the initial parties to the Lock-Up Agreements) in accordance with its terms. If any party to a Lock-Up Agreement (or any substantially similar lock-up agreements signed by transferees of the initial parties to the Lock-Up Agreements) breaches any provision of such agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such agreement.

ARTICLE V.
MISCELLANEOUS

5.1 Termination.  This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.3 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers which purchased at least 50.1% in interest of the Shares and Pre-Funded Warrants based on the initial Subscription Amounts hereunder (or, prior to the Closing, the Company and each Purchaser) or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or multiple Purchasers), the consent of such disproportionately impacted Purchaser (or multiple Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.5 shall be binding upon each Purchaser and holder of Securities and the Company. Notwithstanding the foregoing or anything else herein to the contrary, no amendment, modification, alteration, change or waiver of Sections 2.2(a)(ii), 3.1, 3.2 or 5.8 shall be valid without the prior written consent of the Placement Agent and the Capital Markets Advisor, which consent may be granted or withheld in the sole discretion of the Placement Agent or the Capital Markets Advisor.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. The Placement Agent and the Capital Markets Advisor shall be third-party beneficiaries of Sections 2.2(a)(ii), 3.1, 3.2 and 5.5. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8 and this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.8, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Sullivan. Sullivan does not represent any of the Purchasers and only represents the Placement Agent. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.18 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

5.19 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.20 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.21 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

CLEANCORE SOLUTIONS, INC.			Address for Notice:

By:			5718 Westheimer Road, Suite 1000
	Name:	Tyler Hassen	Houston, Texas 77057
	Title:	Chief Executive Officer	Attn: Tyler
E-Mail: tyler@cleancoresol.com

With a copy to (which shall not constitute notice):

Lucosky Brookman LLP,
101 Wood Avenue South
Woodbridge, NJ 08830
Attn: Joseph Lucosky and Scott Linsky
E-mail: jlucosky@lucbro.com and slinsky@lucbro.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________

Signature of Authorized Signatory of Purchaser: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Email Address of Authorized Signatory: _________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Input Purchaser DTC Account Information Here:

If no DTC Account Information is specified, settlement will occur via DRS book-entry.

Shares: _________________

Pre-Funded Warrant Shares: ___________ Beneficial Ownership Blocker ☐ 4.99% or ☐ 9.99%

EIN Number: ____________________

☐ Notwithstanding anything contained in this Agreement to the contrary, by checking this box (i) the obligations of the above-signed to purchase the securities set forth in this Agreement to be purchased from the Company by the above-signed, and the obligations of the Company to sell such securities to the above-signed, shall be unconditional and all conditions to Closing shall be disregarded, (ii) the Closing shall occur on the first (1st) Trading Day following the date of this Agreement and (iii) any condition to Closing contemplated by this Agreement (but prior to being disregarded by clause (i) above) that required delivery by the Company or the above-signed of any agreement, instrument, certificate or the like or purchase price (as applicable) shall no longer be a condition and shall instead be an unconditional obligation of the Company or the above-signed (as applicable) to deliver such agreement, instrument, certificate or the like or purchase price (as applicable) to such other party on the Closing Date.

[SIGNATURE PAGES CONTINUE]

EXHIBIT A

FORM OF PRE-FUNDED WARRANT

[See attached.]

EXHIBIT B

FORM OF COMMON STOCK WARRANT

[See attached.]

EXHIBIT C

FORM OF LOCK-UP AGREEMENT

[See attached.]

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